                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                   Consonance Capital Management LP

Address:                                1370 Avenue of the Americas
                                        Suite 3301
                                        New York, NY 10019

Date of Event Requiring Statement:      08/11/2021

Name:                                   Consonance Capman GP, LLC

Address:                                1370 Avenue of the Americas
                                        Suite 3301
                                        New York, NY 10019

Date of Event Requiring Statement:      08/11/2021